UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 17, 2014

DURATA THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-35599	27-1247903
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

500 West Monroe Street, Suite 3300 Chicago, Illinois 60661

(Address of Principal Executive Offices) (Zip Code)

(312) 219-7000

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introductory Note.

As previously disclosed in the Current Report on Form 8-K filed with the Securities and Exchange Commission (“SEC”) by Durata Therapeutics, Inc. (the “Company”), on October 5, 2014, the Company entered into an agreement and plan of merger (the “Merger Agreement”) with Actavis W.C. Holding Inc. (“Parent”) and Delaware Merger Sub, Inc. (“Purchaser”), a wholly owned subsidiary of Parent and an indirect wholly owned subsidiary of Actavis plc, an Irish public limited company (“Actavis”). Pursuant to the Merger Agreement, on October 17, 2014, Purchaser commenced a tender offer to acquire all of the outstanding shares of the Company’s common stock, par value $0.01 per share, (the “Shares”) at a purchase price of (a) $23.00 per share, net to the seller in cash, without interest and less any applicable withholding taxes (the “Cash Consideration”) plus (b) one contractual contingent value right per Share (each, a “CVR”), which represents the right to receive contingent payments of up to $5.00 in cash in the aggregate, if any, without interest and net of applicable withholding taxes, if specified milestones are achieved (the Cash Consideration plus one CVR, referred to herein collectively as the “Offer Price”), subject to and in accordance with the terms and conditions of a CVR Agreement (in the form attached as Exhibit A to the Merger Agreement), and upon the terms and subject to the conditions set forth in the Offer to Purchase, dated October 17, 2014 (as amended or supplemented from time to time, the “Offer to Purchase”), and in the related Letter of Transmittal (which, together with the Offer to Purchase, as each may be amended or supplemented from time to time, constitute the “Offer”), filed as Exhibits (a)(1) and (a)(2), respectively, to the Tender Offer statement on Schedule TO (as amended or supplemented from time to time) filed by Actavis, Parent and Purchaser with the Securities and Exchange Commission (“SEC”) on October 17, 2014.

Item 1.02.	Termination of a Material Definitive Agreement.

On November 17, 2014, in connection with the Merger, that certain Credit Agreement, dated October 31, 2013, by and among Durata Therapeutics Holding C.V. and Durata Therapeutics International B.V., as borrowers, and the Company and PDL BioPharma, Inc. (as amended, supplemented, or otherwise modified from time to time, the “Existing Loan Agreement”) was terminated. The Company previously filed the Existing Loan Agreement as Exhibit 10.20 to its Annual Report on Form 10-K filed with the SEC on March 14, 2014.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The disclosures under the Introductory Note and Item 3.01 are each incorporated herein by reference. The Offer and all withdrawal rights thereunder expired at 12:00 midnight, New York City time, at the end of the day on November 14, 2014 (one minute after 11:59 p.m. New York City time, on November 14, 2014). The Offer was not extended. Computershare Trust Company, N.A., the depositary for the Offer, has advised that, as of the expiration of the Offer, a total of 21,358,208 Shares had been validly tendered and not validly withdrawn pursuant to the Offer, representing approximately 79.7% of Shares issued and outstanding as of the expiration of the Offer. In addition, Notices of Guaranteed Delivery had been delivered in respect of 2,588,925 Shares, representing approximately 9.7% of the Shares issued and outstanding as of the expiration of the Offer. The number of Shares validly tendered and not validly withdrawn pursuant to the Offer (excluding Shares delivered pursuant to Notices of Guaranteed Delivery) satisfies the Minimum Condition (as defined in the Merger Agreement). All conditions to the Offer having been satisfied or waived, Purchaser has accepted for payment all Shares that were validly tendered and not validly withdrawn prior to the expiration of the Offer.

Following consummation of the Offer, the remaining conditions set forth in the Merger Agreement to the merger of Purchaser with and into the Company were satisfied. On November 17, 2014, Parent completed its acquisition of the Company by consummating the merger of Purchaser with and into the Company, without a meeting of stockholders of the Company, in accordance with Section 251(h) of the Delaware General Corporation Law of the State of Delaware (“DGCL”), and with the Company continuing as the surviving corporation and a wholly owned subsidiary of Parent (the “Merger”).

At the effective time of the Merger (the “Effective Time”), and pursuant to the terms and conditions of the Merger Agreement, each Share issued and outstanding immediately prior to the Effective Time (other than (i) Shares owned by Parent, Purchaser or any wholly owned subsidiary of Parent or held by the Company as treasury stock, and (ii) any Shares owned by stockholders who properly exercised their appraisal rights in accordance with the DGCL) was canceled and converted automatically into the right to receive the Offer Price. In addition, (i) effective as of immediately prior to the Effective Time, each outstanding Company stock option fully vested and automatically became canceled and terminated as of the Effective Time and the holder thereof became entitled to receive (a) an amount in cash, equal to the product of (1) the number of shares of common stock of the Company underlying such option multiplied by (2) the excess, if any, of the Cash Consideration over the exercise price per share of such option and (b) one CVR for each share underlying such Company stock option outstanding immediately prior to the Effective Time, in each case without interest and less the amount of any tax withholding, and (ii) effective as of immediately prior to the Effective Time, each outstanding share of Company restricted stock fully vested and the restrictions lapsed, and each such share of restricted stock became canceled and converted into the right to receive the Offer Price, in each case without interest and less the amount of any tax withholding.

The foregoing description of the Offer, the Merger and the Merger Agreement and the transactions contemplated thereby is not complete and is qualified in its entirety by reference to the Merger Agreement, which was filed as Exhibit 2.1 to the Current Report on Form 8-K filed by the Company with the SEC on October 6, 2014 and which is incorporated herein by reference.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On November 17, 2014, the Company (a) notified the NASDAQ Stock Market LLC (“NASDAQ”) of the consummation of the Merger and (b) requested that NASDAQ (i) halt trading in the Shares for November 17, 2014 and suspend trading of the Shares effective November 17, 2014, and (ii) file with the SEC a Form 25 Notification of Removal from Listing and/or Registration to delist and deregister the Shares under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Company intends to file a certification on Form 15 with the SEC requesting the deregistration of the Shares and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note, Item 2.01 and Item 3.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01 and Item 3.01 of this Current Report on Form 8-K are incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

In accordance with the terms of the Merger Agreement, each of Brent K. Ahrens, J. Martin Carroll, Richard U. De Schutter, Paul R. Edick, Paul A. Friedman, Lisa M. Giles, Kevin C. O’Boyle, Nicole Vitullo and Wendy L. Yarno resigned from his or her respective position as a member of the Company’s Board of Directors, and any committee thereof, effective at the Effective Time.

Effective as of the Effective Time, A. Robert D. Bailey became the Company’s sole director. Information about Mr. Bailey is contained in the Offer to Purchase, which information is incorporated herein by reference.

Item 5.03.	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Pursuant to the terms of the Merger Agreement, the certificate of incorporation and bylaws of the Company were amended and restated in their entirety, effective as of the Effective Time. Copies of the Company’s amended and restated certificate of incorporation and amended and restated bylaws are included as Exhibits 3.1 and 3.2 hereto, respectively, each which is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 5, 2014, by and among Actavis W.C. Holding Inc., Delaware Merger Sub, Inc. and Durata Therapeutics, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Durata Therapeutics, Inc. on October 6, 2014).

3.1*	Amended and Restated Certificate of Incorporation of Durata Therapeutics, Inc.

3.2*	Amended and Restated Bylaws of Durata Therapeutics, Inc.

*	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DURATA THERAPEUTICS, INC.

Date: November 17, 2014	By:	/s/ A. Robert D. Bailey

	Name:	A. Robert D. Bailey

	Title:	President, Chief Legal Officer and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated as of October 5, 2014, by and among Actavis W.C. Holding Inc., Delaware Merger Sub, Inc. and Durata Therapeutics, Inc. (incorporated herein by reference to Exhibit 2.1 to the Current Report on Form 8-K filed with the SEC by Durata Therapeutics, Inc. on October 6, 2014).

3.1*	Amended and Restated Certificate of Incorporation of Durata Therapeutics, Inc.

3.2*	Amended and Restated Bylaws of Durata Therapeutics, Inc.